EMFB-SUMSUP-2

Summary Prospectus Supplement dated April 24, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Emerging Markets Flexible Bond Fund

Jorge Ordonez will no longer serve as Portfolio Manager to Invesco Emerging Markets Flexible Bond Fund. All references to Mr. Ordonez in the prospectuses are hereby removed as of the date set forth above.

EMFB-SUMSUP-2